SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                   FORM 8-KSB
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 28, 1998

                       ELECTRONIC TRANSMISSION CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          22135                                    75-2578619
 (Commission File Number)                (I.R.S. Employer Identification Number)


   5025 Arapaho Road, Suite 501                                 75248
          Dallas, Texas                                       (Zip Code)
(Address of Principal Executive Offices)


                                 (972) 980-0900
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





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                  INFORMATION INCLUDED IN REPORT ON FORM 8-KSB

ITEM 5.      OTHER EVENTS.

Appointment of Steven K. Arnold

         On May 28, 1998, the Board of Directors of Electronic Transmission Corporation (the "Company") appointed Steven K. Arnold as Chief Executive Officer and Chairman of the Board of the Company. W. Mack Goforth, resigned as Chairman of the Board and Chief Executive Officer, but continues as Chief Financial Officer with the Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELECTRONIC TRANSMISSION CORPORATION
                                         (Registrant)



                                        By:
                                           -------------------------------------
                                        Steven K. Arnold, Chairman of the Board,
                                        Chief Executive Officer